Exhibit 99.1

Annual Shareholders’ Meeting

April 28, 2005

G. William Ruhl Chairman and President

Disclosure Regarding Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning: projections of our future results of operations, cash flows or financial condition; management’s estimates of certain identified anticipated cost savings and other synergies resulting from the Conestoga acquisition; our business strategy and our ability to capitalize on any of our competitive strengths; and the continued availability of capital resources.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following: increasing competition in the communications industry; a complex and uncertain regulatory environment; and the impact on our business of our significant indebtedness and the covenants relating to this indebtedness.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure

In this presentation, we use the operating measure Adjusted EBITDA. Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation and amortization expense to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slide entitled “Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss).”

Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Agenda

Strategic Direction — James Morozzi Managed Services — Eric Nohr

Jazzd Phone Service for Broadband — Larry Buehler Financial Report — Thomas Morell Questions “Delivering Excellence” Awards

James W. Morozzi

D&E’s Chief Executive Officer

Exelon Corp./PECO Energy, 1986-2004 Business Development Background:

Developed competitive telecom to 1,000 enterprise customers with PECO Telcove

Developed wireless business to 400,000 subscribers with AT&T Wireless

M.B.A. & B.S. from Drexel University

Strategic Direction

James W. Morozzi Chief Executive Officer

Shareholder Value Drivers

Shareholder Value

Share Price Appreciation

Return on Investment

Total Shareholder Return

Visibility & a liquid market

Operating Results

Free Cash Flow

Proactive IR

Function

Manage margins/expenses

Revenue Growth

CAPEX

Broadband VoIP On Net Services

Maximizing Shareholder Value

Drive revenue and net income growth through increased marketing efforts and cost containment with an eye towards:

Strategic growth of broadband in RLECs Preservation of RLEC access lines Strategic outgrowth from RLEC network

Systems Integration’s rollout of Managed Services Bundles for higher revenues per customer

Use cash flow to expand market share in our regions Reduction of debt Pursuit of strategic acquisitions

2004 Strategic Priorities

Increase Profitability and Growth for all segments

Improve the overall Quality of Service level for all of our products and services

Triple Play — Convergence of Voice, Video and Data

2004 Accomplishments

Profitability

ISP became operating income positive

Refinanced and amended its senior secured debt - $2.7 M of annual interest expense savings Completed billing system conversion - $1.6 M of annual savings

Quality of Service

97% of business customers surveyed rated our service as “Good” or “Excellent” Added 161 route miles of fiber cable to our network Reduced out-of-service time by 20% Completed the Sarbanes-Oxley Section 404 certification process - full compliance achieved

Convergence

Added 3,749 DSL subscribers

64% of video subscribers purchased the “triple play” bundle

Developing Business Strategy

Shareholder Expectations

Customer Needs

D&E Business Strategy

Organization’s Competencies

Become a Leading Regional Broadband ICP

Business Strategy

Become a Leading Regional Broadband ICP

“Own” the Broadband Connection to the Home

Increase Broadband Growth for 3 RLECs Deploying Fiber-to-the-Node

Evaluating Fiber-To-The-Home deployments

10 Mbps today 30 Mbps

Enables new IP services for the future

Business Strategy

Become a Leading Regional Broadband ICP

- Broadband *Speed* Matters
  - New 5Mbps x 512Kbps Service → $41.95
    - The importance of personal content – photos, videos
    - The rise of online games
    - Multi-media Downloads – MovieLink, CinemaNow
- Broadband *Price* Matters
  - Entry level 256Kbps x 256Kbps → $24.95
  - Connections Bundles w/Voice & Calling Features

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Delivering Excellence

Business Strategy

Become a Leading Regional Broadband ICP

Convergence of IP Communication Services

VoIP, VPNs, Wireless Security and IP PBXs Single provider of high-speed data and voice

Value Proposition

Knowledge of local market and business relationships Understanding our customers networking and communication requirements Solution Selling Systems Integration

Business Strategy

Become a Leading Regional Broadband ICP

Increase Market Share in Edge-Out Markets

Target Profitable Business Customers Deliver the Broadband Pipe

Quality of service Margin

Leverage D&E Brand — “Delivering Excellence”

100 years of distinguished service The power of being local and accountable

2005 Strategic Initiatives

Profitability

CLEC Profitability

Focus on serving more “On Net” customers 120 miles of planned fiber build for 2005

Achieve positive cash flow for Systems Integration Segment

New business segment leader — sales focused Launch of “Managed Services” Signed Wawa to new contract

2005 Strategic Initiatives

Quality of Service

Develop a “one call” approach for the NOC

Implementing trouble management system Implementing state-of-the-art “cyber truck”

2005 Strategic Initiatives

Convergence

Capture as many broadband connections to customers’ homes as possible

Added 2,197 DSL subs in 1Q 05 vs. 727 in 1Q 04

Implement VoIP local and long distance service offerings

First local ISP to provide a VoIP solution to Central PA

Triple Play

Installing next generation network to bring a bigger broadband pipe closer to the customer

Managed Services

Eric G. Nohr

Director of Sales and Marketing, Systems Integration

Introduction to Managed Services

Why does D&E offer Managed Services?

How does Managed Services fit with the overall direction of Systems Integration? Who are the most likely customers?

Systems Integration Goals

Protect the current customer base Increase market share Assure ongoing high-margin revenue streams Maximize operational efficiency

The Customer Landscape

Businesses today have an increasing need to connect with their customers and the outside world At a minimum, businesses need access, Email, and a web presence When these services are unavailable, business productivity, customer satisfaction, and business image are compromised

Why Outsource IT Services?

Outsource the commodity - tasks that are time and resource intensive Enable IT to work strategically Raise IT service delivery to a higher level Enhance IT management and control of networks, systems, devices and users

What is Managed Services?

The ability to move repetitive labor-intensive activities to an automated high performance technology solution In addition to improving customer satisfaction, it will:

Protect the current customer base Increase market share Assure ongoing high-margin revenue streams Maximize operational efficiency

D&E as a Managed Service Provider

D&E is poised to lead the Central PA market into the Managed Services arena WHY?

Carrier provider experience ICP (Access, Voice and Data)

Unique business structure and infrastructure Partnerships (both vendor and customer) Most importantly. . . .

Delivering Managed Services to Our Customers

Assess Design Implement Monitor Manage

System Integration

Managed Services Aligns with D&E’s Key Business Objectives

To be an ICP

To offer productized services

To better leverage our technology investment, strengthening our IT infrastructure, optimizing our professional resources, and taking advantage of strategic business partnerships

Services management is ready to deliver the adaptive managed enterprise solution that results in increased customer penetration, new market expansions

Product Offering

Current Offerings

External Monitoring Internal Monitoring

Symantec’s Security Services

Security Scanning Security Monitoring

Security Monitoring/Management

Future Offerings

VoIP Monitoring

SPAM/Spyware Services

Automated Imaging Patch/Management Government Mandate Compliance

Specific Target Markets

Service Support Contract Customers Access Sales Firewall and IDS Customers K-12 Education Institutions Higher Education Institutions Financial Institutions VoIP Installation Warranty on all SI Products

PHONE SERVICE FOR BROADBAND

Larry Buehler

VoIP / Broadband Product Manager

Why Jazzd Phone Service for Broadband?

Broadband growth is continuing Nationally, VoIP growth is expected Additional revenue streams from outside the RLEC

IP-based services are the future

DSL Growth

Subscribers

12,000 10,000 8,000 6,000 4,000 2,000 0

2002 2003 2004

National VoIP Consumer Forecast

By the end of 2004, VoIP telephony services will grow to about 400,000 U.S. households Over 12 million U.S. households by 2009

Source: JupiterResearch “Broadband Telephony: Leveraging Voice Over IP to Facilitate Competitive Voice Services,” August 2004.

How Does Jazzd Phone Service for Broadband work?

Internet

DSL/Cable Modem (broadband connection)

D&E Jazzd Phone Adapter

Computer

Telephone

What Is Jazzd Phone Service for Broadband?

Unlimited local & continental U.S. calling for $29.99 per month

Powerful features like Caller ID Deluxe, Call Waiting, 900 Blocking,Voice Mail, 911/E911 service and telemarketer blocking service

Web portal for feature management & unified messaging

All credit card billed

Jazzd Phone Service For Broadband Competitive Advantage

Quality of service and local support Corporate experience with 911/E911 Well known brand Most popular calling features, including telemarketer blocking service

Jazzd Phone Service for Broadband Marketing Strategy

Direct marketing building on Jazzd brand in the Central PA region Targeted broadband users (Residential, then Business) Radio and on-line advertisements

www.jazzdphone.com

Financial Report

Thomas E. Morell Chief Financial Officer

D&E Communications, Inc.

Revenue, Adjusted EBITDA, Operating Income/(Loss) and Net Income/(Loss)

($ in millions) $200 $150 $100 $50 $0

-$ 50 137.3 36 7.3 48.4 173.1 62.4 23.8 4.1 176.3 60.1 20.9 -2.7

2002 (3) 2003 2004

Revenue

Adjusted EBITDA (1)

Operating Income/(Loss)

Net Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes results of Conestoga Enterprises, Inc. beginning on May 24, 2002

D&E Communications, Inc.

RLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions) $120 $100 $80 $60 $40 $20 $0

84.0 41.2 17.7 113.3 65.3 33.7 111.0 59.9 29.2

2002 (3) 2003 2004

Revenue

Adjusted EBITDA (1)

Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes results of Conestoga Enterprises, Inc. beginning on May 24, 2002

RLEC Access Lines

Subscribers

150,000 125,000 100,000 75,000 50,000 25,000 0

12/31/02 12/31/03 12/31/04

D&E Communications, Inc.

CLEC Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions) $40 $30 $20 $10 $0

-$ 10 22.1 -1.4 -4.2 35.8 0.2 -3.8 37.6 1.7 -2.7

2002 (3) 2003 2004

Revenue

Adjusted EBITDA(1) Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes results of Conestoga Enterprises, Inc. beginning on May 24, 2002

CLEC Access Lines

Subscribers

50,000 40,000 30,000 20,000 10,000 0

12/31/02 12/31/03 12/31/04

Access Line Growth

Subscribers

200,000 150,000 100,000 50,000 0

12/31/02 12/31/03 12/31/04

CLEC RLEC

CLEC Access Lines

27.9%

5.5%

5.8%

60.8%

Facility Type

On-Network ReSale UNE-P On-Switch

D&E Communications, Inc.

Internet Services Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions) $12 $10 $8 $6 $4 $2 $0

-$ 2 5.0 0.0 -0.5 7.3 0.7 -0.1 10.4 1.4 0.3

2002 (3) 2003 2004

Revenue

Adjusted EBITDA(1)

Operating Income/(Loss) (2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes results of Conestoga Enterprises, Inc. beginning on May 24, 2002

Data Growth

Subscribers

25,000 20,000 15,000 10,000 5,000 0

12/31/02 12/31/03 12/31/04

DSL Dial-up

D&E Communications, Inc.

Systems Integration Segment

Revenue, Adjusted EBITDA, and Operating Income/(Loss)

($ in millions) $30 $25 $20 $15 $10 $5 $0

-$ 5 -$ 10 23.6 -1.6 -3.1 23.4 -2.6 -4.3 24.8 -2.7 -4.6

2002 (3) 2003 2004

Revenue

Adjusted EBITDA(1) Operating Income/(Loss)(2)

(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

(2) Does not adjust for inter-company transactions

(3) Includes results of Conestoga Enterprises, Inc. beginning on May 24, 2002

Selected Uses of Cash

($ in millions) $30 $25 $20 $15 $10 $5 $0

11.3 16.1 20.2 7.4 24.3 0 5.3 13.7 25.2 7.1 2 13.3

2003 2004

Debt Payment (1) Interest CAPEX(2) Dividend Income Taxes Treasury Stock

(1) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing (2) Capital expenditures, net of proceeds from sales

D&E Communications, Inc.

Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss)

(dollars in thousands)

2002 2003 2004

RLEC Adjusted EBITDA $41,155 $65,254 $59,938

CLEC Adjusted EBITDA (1,428) 199 1,699

Internet Services Adjusted EBITDA (20) 685 1,410

Systems Integration Adjusted EBITDA (1,550) (2,588) (2,681)

Corp, Other & Elim Adjusted EBITDA (2,192) (1,157) (300)

D&E Communications Adjusted EBITDA 35,965 62,393 60,066

Depreciation & amortization (28,690) (38,626) (39,119)

Equity in net losses of affiliates (3,429) (2,537) (3,172)

Interest expense (11,895) (18,074) (14,389)

Gain/(loss) on investments (2,999) 790 (1,057)

Loss on early extinguishment of debt 0 0 (5,252)

Other income/(expense), net 422 1,964 1,679

Income taxes 3,586 (1,968) (1,430)

Dividend on utility preferred stock (65) (65) (65)

Gain on disposal of discontinued D&E Wireless Segment, net of operating losses during phase-out period and net of income taxes of $ 29,337 55,506 0 0

Loss from operations of Paging business net of income tax benefit of $27 and $3 (7) (53) 0

Cumulative effect of change in accounting principle, net of income taxes of $177 0 260 0

Net income/(loss) $48,394 $4,084 ($2,739)

Questions

“Delivering Excellence” Awards

William F. Brossman Founder’s Award:

Glen Esenwein — Outside Plant Engineering Manager

Bertha B. Blair Leadership Award:

Troy Wingenroth — Billing Services Manager

Anne B. Sweigart Community Service Award:

Bill Young — Risk Manager

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